Exhibit 99.1

Cytovia Therapeutics Appoints Luca Scavo as Chief Financial Officer and James Priour as Chief Product Officer

AVENTURA, Fla. and NATICK, Mass., June 7, 2022 /PRNewswire/ — Cytovia Therapeutics, LLC (“Cytovia Therapeutics”), a global biotechnology company focused on empowering natural killer (NK) cells to fight cancer through multispecific antibodies and stem cell engineering, announced today that Luca Scavo, CPA, MBA has been appointed as Chief Financial Officer and James Priour, MBA has been appointed as Chief Product Officer, both effective immediately.

“In the past year, Cytovia has graduated into a fully-integrated global biotech with R&D and cell manufacturing capabilities. As we advance our product candidates towards clinical trials and prepare to become a public company, we have decided to further enhance our leadership team,” said Dr. Daniel Teper, CEO of Cytovia Therapeutics. “We welcome Luca and James to Cytovia. Their deep operational experience in both pharma and biotech will be key in driving the anticipated growth of the company.”

Mr. Scavo previously served as Chief Financial Officer (CFO) at Evelo Biosciences, Inc. (NASDAQ: EVLO). Prior to joining Evelo Biosciences, Mr. Scavo was the Senior Vice President and CFO of Roche Diagnostics North America. Prior to Roche Diagnostics, he held global leadership roles across the Roche organization for more than 20 years, including serving as Vice President, Chief Accounting Officer at Genentech, Inc. and CFO at Roche Latin America. Mr. Scavo also served as CFO at AstraZeneca, Spain and worked in a series of finance roles at Roche’s offices in Austria, New Jersey, and Switzerland. He holds a Certified Public Accountant (CPA) license in California, a Masters in Business Administration (MBA) from the Instituto de Empresa (Madrid-Spain), as well as a bachelor’s degree in Economics and Business from Universita’ Politecnica delle Marche (Italy).

“I am excited by the impact immuno-oncology and cell therapy have had on cancer patient outcomes,” said Mr. Scavo. “Cytovia’s technologies and pipeline offer promise by engaging and empowering natural killer (NK) cells as a novel therapeutic modality to address key unmet medical needs.”

Mr. Priour brings over 30 years of leadership experience in drug development, portfolio strategy, commercialization, strategic partnership and alliance management, including experience in the oncology therapeutic area. Since 2020, Mr. Priour served as Chief Commercial Officer at Zymeworks, Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company focused on developing multi-specific drugs for HER2 overexpressing solid tumors. Prior to joining Zymeworks, Mr. Priour was at Amgen Corporate

Headquarters in Southern California and served as the Global Marketing Lead for Kyprolis® (medication approved in relapsed or refractory Multiple Myeloma). Shortly thereafter, he was appointed to Global Product General Manager for the entire Myeloma franchise. He also held leadership roles at Amgen France in 2009, where he served as Business Unit Head for General Medicine, and in 2012, he became the General Manager of Amgen Australia & New Zealand. He also served as General Manager of Hungary for Bristol Myers Squibb in 2006. Mr. Priour started his career in 1992 with Procter & Gamble Pharmaceuticals, where he held various commercial leadership positions based out of their France, Belgium, Luxemburg and Cincinnati, USA corporate offices. Mr. Priour holds an MBA from the NEOMA Business School.

“I am excited by Cytovia’s progress towards clinical trials,” said Mr. Priour. “The combination of iPSC-derived NK (or iNK) cells and Flex-NK™ cell engager multispecific antibodies is a key differentiator of our pipeline, which includes both novel targets such as GPC3 for hepatocellular carcinoma and established targets such as CD38 for multiple myeloma.”

About Cytovia Therapeutics

Cytovia Therapeutics is developing novel cell therapies and immunotherapies aimed at addressing solid and hematological tumors with significant unmet medical needs. Cytovia Therapeutics is focusing on harnessing the innate immune system by developing complementary and disruptive NK-cell and NK-engager antibody platforms. The company is developing three types of iPSC-derived (or iNK) cells: unedited iNK cells, TALEN® gene-edited iNK cells with improved function and persistence and TALEN® gene-edited iNK cells with chimeric antigen receptors (CAR-iNKs) to improve tumor-specific targeting. The second complementary cornerstone technology is a quadrivalent multifunctional antibody platform designed to engage natural killer cells by targeting NKp46 using Cytovia Therapeutics’s proprietary Flex-NK™ technology.

These two technology platforms are being used to develop treatments for patients with solid tumors such as hepatocellular carcinoma and glioblastoma as well as hematological malignancies such as refractory multiple myeloma.

Headquartered in Aventura, FL, Cytovia Therapeutics has research and development laboratories in Natick, MA, and a cell manufacturing facility in Puerto Rico. The company’s own R&D work is augmented through scientific partnerships with Cellectis, CytoImmune, the Hebrew University of Jerusalem, INSERM, the New York Stem Cell Foundation and the University of California San Francisco (UCSF).

Cytovia Therapeutics has a strategic partnership with CytoLynx Therapeutics, which is focused on research and development, manufacturing and commercialization activities in Greater China and beyond.

As previously announced on April 26, 2022, Cytovia Therapeutics entered into a Merger Agreement and Plan of Reorganization with Isleworth Healthcare Acquisition Corp. (“Isleworth”), a publicly traded special purpose acquisition company, providing for a business combination that would result in Cytovia Therapeutics becoming a publicly traded company. The transaction is expected to close in the second half of 2022, subject to the satisfaction of customary closing conditions, including the approval of the shareholders of Cytovia Therapeutics and Isleworth.

Find out more at www.cytoviatx.com and follow us on Facebook, Twitter, LinkedIn, YouTube, and Instagram.

Additional Information and Where to Find It

Isleworth Healthcare Acquisition Corp. (“Isleworth”) (NASDAQ: ISLE) intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the “SEC”), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Isleworth’s common stock in connection with its solicitation of proxies for the vote by Isleworth’s stockholders with respect to the proposed business combination pursuant to a Merger Agreement and Plan of Reorganization entered into on April 26, 2022, by and between Isleworth, Cytovia Holdings, Inc., the parent company of Cytovia Therapeutics (“Cytovia”), IHAC First Merger Sub Inc., a direct, wholly-owned subsidiary of Isleworth, IHAC Second Merger Sub LLC, direct, wholly-owned subsidiary of Isleworth, and Isleworth Healthcare Sponsor I, LLC (the “Business Combination”) and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, Isleworth will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Isleworth’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Cytovia, Cytovia Therapeutics, Isleworth and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the

Business Combination will be mailed to stockholders of Isleworth as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Isleworth’s secretary at 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, Florida 33701.

Participants in the Solicitation

Isleworth, Cytovia and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Isleworth stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Isleworth directors and executive officers in Isleworth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022. To the extent that holdings of Isleworth securities have changed since the filing of the Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Isleworth stockholders in connection with the proposed transaction will be set forth in the proxy statement/information statement/prospectus for the proposed transaction when available. Information concerning the interests of Isleworth participants in the solicitation, which may, in some cases, be different than those of Isleworth Healthcare Acquisition Corp.’s equity holders generally, will be set forth in the proxy statement/information statement/prospectus relating to the proposed transaction when it becomes available.

Forward Looking Statements

This press release may contain forward-looking statements, which may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding the potential of Cytovia’s FLEX-NK multifunctional engager antibody and iNK cells. Cytovia may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including whether the outcome of preclinical studies will be predictive of clinical trial results. Any forward-looking statements contained in this press release speak only as of the date hereof, and Cytovia expressly disclaims any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Investor Contact:

Anna Baran-Djokovic

VP, Investor Relations and Capital Markets

anna@cytoviatx.com

+1 (305) 615 9162

Media Contact:

Ignacio Guerrero-Ros, Ph.D.

Russo Partners

ignacio.guerrero-ros@russopartnersllc.com